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                                                                   EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 27, 1998, included in Northern Illinois Gas Company's Form 10-K for the year ended December 31, 1997, and to all references to our firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP

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                                              ARTHUR ANDERSEN LLP

Chicago, Illinois
December 17, 1998

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